Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 3 (INCREMENTAL AMENDMENT) TO CREDIT AGREEMENT

AMENDMENT NO. 3 (INCREMENTAL AMENDMENT) (this “Amendment”) dated as of April 28, 2017 to the Credit Agreement dated as of April 24, 2015 (as amended by Amendment No. 1 thereto dated October 21, 2016, and as further amended by Amendment No. 2 dated February 9, 2017, the “Credit Agreement”) among UNITI GROUP INC. (f/k/a COMMUNICATIONS SALES & LEASING, INC.) (“Parent”), CSL CAPITAL, LLC (“CSL Capital” and, together with Parent, the “Borrowers”), the LENDERS party thereto (the “Lenders”), the Agents party thereto and BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent (collectively, the “Agent”).

W I T N E S S E T H :

WHEREAS, pursuant to Section 2.14 of the Credit Agreement, Parent may obtain Revolving Commitment Increases by entering into an Incremental Amendment in accordance with the terms and conditions of the Credit Agreement;

WHEREAS, Parent has notified the Agent that it is requesting an increase in Revolving Commitments in the amount set forth on Schedule 1 hereto (the “Revolving Commitment Increases”) pursuant to and in accordance with Section 2.14(a) of the Credit Agreement, and the Agent has notified each Lender of such request in accordance with Section 2.14(a) of the Credit Agreement;

WHEREAS, each Person identified on Schedule 1 hereto (each, a “Revolving Commitment Increase Lender,” and collectively, the “Revolving Commitment Increase Lenders”) has agreed (on a several and not a joint basis), subject to the terms and conditions set forth herein and in the Credit Agreement, to provide a Revolving Commitment Increase in the amount set forth opposite such Revolving Commitment Increase Lender’s name on Schedule 1 hereto (and the total amount of Revolving Commitment Increases made pursuant to this Amendment shall be $250,000,000);

WHEREAS, the Borrower hereby appoints Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”), Barclays Bank PLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman Sachs Bank USA, JPMorgan Chase Bank, N.A. Morgan Stanley Senior Funding Inc. and RBC Capital Markets(1) and/or their respective designated affiliates to act as joint lead arrangers and bookrunners with respect to this Amendment and the Revolving Commitment Increase contemplated hereby

(1)  RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

(collectively, the “Lead Arrangers”), and MLPFS has been engaged by the Borrower to act as lead “left” Lead Arranger and bookrunner in respect of the loans contemplated hereby; and

WHEREAS, the proceeds of the Revolving Commitment Increases will be used by the Parent to fund working capital and general corporate purposes of Parent and the Restricted Subsidiaries.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.  Defined Terms; References.  Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

Section 2. Revolving Commitment Increase

(a)        Parent, each other Borrower and each Revolving Commitment Increase Lender hereby agree that, subject to the satisfaction of the conditions in Section 4 hereof, on the Amendment No. 3 Effective Date (as defined below), the Revolving Commitment Increase of such Revolving Commitment Increase Lender shall become effective and the Revolving Credit Commitments shall be deemed increased by the amounts set forth on Schedule 1 hereto.  Pursuant to Section 2.14 of the Credit Agreement, the Revolving Commitment Increases (x) shall be Revolving Credit Commitments for all purposes under the Credit Agreement and each of the other Credit Documents and shall have terms identical to the Revolving Credit Commitments outstanding under the Credit Agreement immediately prior to the Amendment No. 3 Effective Date (but giving effect to any amendments hereunder) and (y) shall, together with the existing Revolving Credit Commitments, be treated as one Class of Commitments.

(b)        Parent, each other Borrower and each Revolving Commitment Increase Lender acknowledges and agrees that upon the Amendment No. 3 Effective Date, such Revolving Commitment Increase Lender shall be a “Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

(c)        After giving effect to such Revolving Commitment Increases, the Revolving Credit Commitment of each Revolving Credit Lender shall be as set forth on Schedule 2 hereto (and such Schedule 2 shall supersede and restate the Revolving Credit Commitments on Schedule 1.01A to the Credit Agreement).

Section 3.  Reallocation and Repayment.

(a)        On the Amendment No. 3 Effective Date, pursuant to Section 2.14(d) of the Credit Agreement, all participations in Letters of Credit and Swing Line Loans shall be reallocated pro rata among the Revolving Credit Lenders after giving effect to the Revolving Commitment Increases contemplated hereby.

(b)        All Revolving Credit Loans outstanding on the date hereof shall, on or prior to the Amendment No. 3 Effective Date, be prepaid with additional Revolving Credit Loans (as increased by the Revolving Commitment Increases), which prepayment shall be accompanied by accrued interest on the Revolving Credit Loans being prepaid and any reasonable and documented out-of-pocket costs incurred by any Lender in accordance with Section 3.05 of the Credit Agreement.

Section 4. Amendment No. 3 Effective Date.

This Amendment shall become effective on the date when the following conditions are met (the “Amendment No. 3 Effective Date”):

(a)        the Agent shall have received a counterpart signature page of this Amendment duly executed by each of the Borrowers, the Agent, the Revolving Commitment Increase Lenders, the Swing Line Lenders and the L/C Issuers;

(b)        (i) no Event of Default shall exist on the Amendment No. 3 Effective Date, (ii) the Parent and its Restricted Subsidiaries shall be in Pro Forma Compliance with Section 7.09 of the Credit Agreement for the most recently ended Test Period for which financial statements have been delivered pursuant to Section 6.01(a) or Section 6.01(b) of the Credit Agreement (and which, for the avoidance of doubt, shall be calculated assuming the Revolving Commitment Increases are fully drawn), (iii) after giving effect to the Revolving Commitment Increases hereunder, the aggregate amount of the Incremental Term Loans and Revolving Commitment Increases (other than, for the avoidance of doubt, those established in respect of Extended Term Loans or Extended Revolving Credit Commitments pursuant to Section 2.16 of the Credit Agreement) shall not exceed the Maximum Incremental Facilities Amount, (iv) the other conditions set forth in Sections 2.14 and 4.02 of the Credit Agreement shall be satisfied, (v) the representations and warranties set forth in Section 5 shall be true and correct on and as of the Amendment No. 3 Effective Date and (vi) the Agent shall have received a certificate (in form and substance reasonably acceptable to the Agent), dated as of the Amendment No. 3 Effective Date and signed by a Responsible Officer of the Borrowers, certifying as to compliance with clauses (b)(i) — (v) hereof;

(c)         the Agent shall have received the favorable legal opinion of (i) Davis Polk & Wardwell LLP, counsel to the Loan Parties and (ii) Kutak Rock LLP, counsel to the Loan Parties;

(d)        the Agent shall have received such documents and certificates as the Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of execution, delivery and performance of this Amendment, the performance of the Credit Agreement and each other applicable Loan Document and any other legal matters relating to the Loan Documents, all in form and substance reasonably satisfactory to the Agent and its counsel;

(e)         the Agent shall have received a completed notice of prepayment with respect to the Revolving Credit Loans to be prepaid on or prior to the Amendment No. 3 Effective Date; and

(f)         The Borrowers shall have paid all fees and amounts due and payable pursuant to this Amendment, including, to the extent invoiced, reimbursement or payment of documented and reasonable out-of-pocket expenses in connection with this Amendment and any other out-of-pocket expenses of the Agent required to be paid or reimbursed pursuant to the Credit Agreement.

Section 5. Representations and Warranties. Each Loan Party represents and warrants to the Agent and the Lenders as of the Amendment No. 3 Effective Date:

(a)        This Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is a party thereto in accordance with its terms.

(b)        The representations and warranties of each Loan Party contained in Article 5 of the Credit Agreement and in any other Loan Document (and assuming this Amendment is a Loan Document) are true and correct in all material respects as of the date hereof (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date); provided that, to the extent that such representations and warranties are qualified by materiality, material adverse effect or similar language, they are true and correct in all respects.

(c)         No Default or Event of Default exists or will result from this Amendment.

Section 6.  Costs and Expenses. The Borrowers agree to pay all reasonable and documented out-of-pocket costs and expenses of the Agent (including the reasonable and documented fees and expenses of Cahill Gordon & Reindel LLP, counsel to the Agent) in connection with the preparation, execution, delivery and administration of this Amendment and the other instruments and documents to be delivered hereunder in accordance with the terms of Section 10.04 of the Credit Agreement.

Section 7.  Governing Law.  This Amendment shall be governed by and construed in accordance with the law of the State of New York.

Section 8.  Counterparts.  This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Section 9.  Waiver of Right of Trial by Jury.  Section 10.16 of the Credit Agreement is incorporated herein by reference, mutatis mutandis.

Section 10.  Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Agent or any other Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document.  Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement as amended hereby, or any other Loan Document, is hereby ratified and re-affirmed in all respects and shall continue in full force and effect.  This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Amendment No. 3 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment.  Each of the Loan Parties hereby consents to this Amendment and confirms and reaffirms (i) that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement as amended hereby, (ii) its guaranty of the Obligations (including obligations in respect to the Revolving Credit Loans after giving effect to this Amendment under the Guaranty, (iii) its pledges and grants of security interests and Liens on the Collateral to secure the Obligations (including obligations in respect to the Revolving Credit Loans after giving effect to this Amendment) pursuant to the Collateral Documents and (iv) such Guarantees, pledges and grants of security interests, as applicable, shall continue to be in full force and effect and shall continue to inure to the benefit of the Lenders (including the Revolving Commitment Increase Lenders) and the other Secured Parties.  Neither the modification of the Credit Agreement effected pursuant to this Amendment nor the execution, delivery, performance or effectiveness of this Amendment (i) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations (including obligations in respect to the Revolving Credit Loans after giving effect to this Amendment), whether heretofore or hereafter incurred; or (ii) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the Amendment No. 3 Effective Date.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

UNITI GROUP INC.

By:	/s/ Mark Wallace
Name:	Mark Wallace
Title:	Executive Vice President — Chief Financial Officer and Treasurer

CSL CAPITAL, LLC

By:	/s/ Mark Wallace
Name:	Mark Wallace
Title:	Executive Vice President — Chief Financial Officer and Treasurer

CSL NATIONAL GP, LLC
CSL ALABAMA SYSTEM, LLC
CSL ARKANSAS SYSTEM, LLC
CSL FLORIDA SYSTEM, LLC
CSL JOW A SYSTEM, LLC
CSL MISSISSIPPI SYSTEM, LLC
CSL MISSOURI SYSTEM, LLC
CSL NEW MEXICO SYSTEM, LLC
CSL OHIO SYSTEM, LLC
CSL OKLAHOMA SYSTEM, LLC
CSL REAL TY, LLC
CSL TEXAS SYSTEM, LLC
CSL NORTH CAROLINA REALTY GP, LLC
CSL TENNESSEE REALTY PARTNER, LLC
CSL TENNESSEE REALTY, LLC
CONT ACT NETWORK, LLC
PEG BANDWIDTH DC, LLC
PEG BANDWIDTH DE, LLC
PEG BANDWIDTH IA, LLC
PEG BANDWIDTH LA, LLC
PEG BANDWIDTH MA, LLC
PEG BANDWIDTH MS, LLC
PEG BANDWIDTH TX, LLC
PEG BANDWIDTH VA, LLC
UNITI FIBER HOLDINGS INC.
UNITI FIBER HOLDINGS - TC LLC
UNITI FIBER LLC
UNITI LEASING LLC

[Signature Page to Amendment No. 3]

UNITI TOWERS LLC
UNITI TOWERS NMS HOLDINGS LLC
UNITI TOWERS - NMS INVESTOR LLC

By:	/s/ Mark Wallace
Name:	Mark Wallace
Title:	Executive Vice President — Chief Financial Officer and Treasurer

CSL NATIONAL, LP, as a Guarantor

By: CSL NATIONAL GP, LLC, as its general partner

By:	/s/ Mark Wallace
Name:	Mark Wallace
Title:	Executive Vice President — Chief Financial Officer and Treasurer

CSL NORTH CAROLINA REALTY, LP, as a Guarantor

By: CSL NORTH CAROLINA REALTY GP, LLC, as its general partner

By:	/s/ Mark Wallace
Name:	Mark Wallace
Title:	Executive Vice President — Chief Financial Officer and Treasurer

CSL NORTH CAROLINA SYSTEM, LP, as a Guarantor

By: CSL NORTH CAROLINA REALTY GP, LLC, as its general partner

By:	/s/ Mark Wallace
Name:	Mark Wallace
Title:	Executive Vice President — Chief Financial Officer and Treasurer

[Signature Page to Amendment No. 3]

Uniti Holdings LP, as a Guarantor

By: UNITI HOLDINGS GP LLC, as its general partner

By:	/s/ Mark Wallace
Name:	Mark Wallace
Title:	Executive Vice President — Chief Financial Officer and Treasurer

UNITI LATAM LP, as a Guarantor

By: UNITI LATAM GP LLC, as its general partner

By:	/s/ Mark Wallace
Name:	Mark Wallace
Title:	Executive Vice President — Chief Financial Officer and Treasurer

UNITI QRS Holdings LP, as a Guarantor

By: UNITI QRS Holdings GP LLC, as its general partner

By:	/s/ Mark Wallace
Name:	Mark Wallace
Title:	Executive Vice President — Chief Financial Officer and Treasurer

[Signature Page to Amendment No. 3]

BANK OF AMERICA, N.A., as Agent

By:	/s/ Tiffany Shin
Name:	Tiffany Shin
Title:	Vice President

[Signature Page to Amendment No. 3]

BANK OF AMERICA, N.A., as Revolving Commitment Increase Lender, Swing Line Lender and L/C Issuer

By:	/s/ Marie F. Harrison
Name:	Marie F. Harrison
Title:	Director

[Signature Page to Amendment No. 3]

BARCLAYS BANK PLC, as Revolving Commitment Increase Lender

By:	/s/ Vanessa A. Kurbatskly
Name:	Vanessa A. Kurbatskly
Title:	Vice President

[Signature Page to Amendment No. 3]

CITIBANK, N.A., as Revolving Commitment Increase Lender

By:	/s/ Elizabeth Minnella Gonzalez
Name:	Elizabeth Minnella Gonzalez
Title:	Vice President & Managing Director

[Signature Page to Amendment No. 3]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Revolving Commitment Increase Lender

By:	/s/ Vipul Dhadda
Name:	Vipul Dhadda
Title:	Authorized Signatory

By:	/s/ Peter Badal
Name:	Peter Badal
Title:	Authorized Signatory

[Signature Page to Amendment No. 3]

DEUTSCHE BANK AG NEW YORK BRANCH, as Revolving Commitment Increase Lender

By:	/s/ Anca Trifan
Name:	Anca Trifan
Title:	Managing Director

By:	/s/ Peter Cucchiara
Name:	Peter Cucchiara
Title:	Vice President

[Signature Page to Amendment No. 3]

GOLDMAN SACHS BANK USA, as Revolving Commitment Increase Lender

By:	/s/ Thomas M. Manning
Name:	Thomas M. Manning
Title:	Authorized Signatory

[Signature Page to Amendment No. 3]

JPMORGAN CHASE BANK, N.A., as Revolving Commitment Increase Lender

By:	/s/ David Migliardi
Name:	David Migliardi
Title:	Vice President

[Signature Page to Amendment No. 3]

MORGAN STANLEY BANK, N.A., as Revolving Commitment Increase Lender

By:	/s/ Julie Lilienfeld
Name:	Julie Lilienfeld
Title:	Authorized Signatory

[Signature Page to Amendment No. 3]

ROYAL BANK OF CANADA, as Revolving Commitment Increase Lender

By:	/s/ Kevin Quan
Name:	Kevin Quan
Title:	Authorized Signatory

[Signature Page to Amendment No. 3]